PAYDEN GLOBAL EQUITY FUND	Summary Prospectus

Investor Class PYGEX	February 28, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if you redeem or exchange shares within 30 days of purchase of the shares)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Other Expenses	0.55%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses[1]	1.63%

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Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, interest and taxes) will not exceed 1.50%. The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses, but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that there is no change in the Fund’s Total Annual Fund Operating Expenses (inclusive of Acquired Fund Fees and Expenses). Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$166	$514	$887	$1,933

Portfolio Turnover. The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 240% of the average value of its long-term holdings. Given the current economic environment and the normal implementation of the Fund’s principal investment strategies, it is likely that the Fund’s portfolio turnover rate will continue at a similar level.

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PAYDEN GLOBAL EQUITY FUND

PRINCIPAL INVESTMENT STRATEGIES:

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Under normal market conditions, the Fund invests at least 80% of its total assets in (1) common stocks of publicly traded companies, primarily of large capitalization — such as those found in the Fund’s benchmark, the MSCI All Country World Index; (2) stock index futures traded on regulated exchanges throughout the world; and (3) exchange-traded funds (“ETFs”). The common stocks are used to construct baskets of stocks that are designed to approximate the investment results of national stock markets, and the ETFs and stock index futures are used to gain exposure, or to alter the exposure, to a national stock market.

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The Fund invests in ETFs, or other broad equity market derivative instruments as a means to efficiently add specific sector, country or style exposure to the Fund, and to invest smaller amounts of cash generally related to miscellaneous daily cash flows. In addition, the Fund uses currency forwards to efficiently add currency exposure to the Fund.

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Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by Payden in which case the Fund will invest at least 30%) in companies organized or located outside the United States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50% of its revenue from business outside the United States and has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.

ª	The Fund invests both in developed markets and emerging markets, although the investment in the latter will not exceed 40% of the Fund.

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Payden employs a top-down process focusing on active selection of countries, sectors and currencies as follows: (1) countries with rising economic growth rates, rising corporate earnings and fair valuations; (2) sectors with rising corporate earnings, fair valuations and positive investor flows; and (3) foreign currencies with positive rate differentials and positive current account balances.

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The Fund may seek to capture additional sources of return from short sale strategies for securities Payden has identified as overvalued or poised for underperformance and apply the proceeds from these short sales toward long positions in securities Payden has determined to be attractive as identified above. The Fund may hold short positions equal in value to up to approximately 30% of the Fund’s net assets, and in such event would hold long positions of up to 130% of the Fund’s net assets, resulting in a net position of full market exposure.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Equity Securities. Investing in equity securities poses certain risks, including a sudden decline in a holding’s share price, or an overall decline in the stock market. The value of the Fund’s investment in any such securities will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies whose equity securities the Fund owns.

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Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Emerging Markets. The risks of foreign investing are heightened for securities of issuers in emerging markets countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to sales proceeds, and less liquid and efficient trading markets.

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Derivative Instruments. The use of derivative instruments, such as options, futures or swaps, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional instruments. For example, the use of a derivative instrument involves the risk that the Fund may sustain a loss due to the failure of the counterparty to the contract to make required payments or to otherwise comply with the contract’s terms. Also, because many derivatives have a leverage

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component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

As noted above in the Principal Investment Strategies discussion, the Fund expects in particular to use currency forward contracts and stock index futures contracts. To the extent that the Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. Turning to futures contracts, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. Similarly, there are significant differences between the securities markets and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Exchange-Traded Funds. Because an ETF is designed to track closely the performance of a particular market index, if the underlying index (such as an equity-based index) is subject to increased volatility, the ETF may be subject to such increased volatility. Similarly, it may be subject to the risks of trading halts and other similar risks to which securities trading on an exchange are subject.

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Short Selling. The Fund’s use of short selling may involve more risk than a fund that does not engage in that tactic. When the Fund takes a long position, it purchases an equity security outright. In a short sale, the Fund sells a borrowed equity security in anticipation that the market price of the security will decline. If the market price of the security increases after the Fund borrows the security, the Fund will suffer a loss when it replaces the borrowed security at the higher price. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price.

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Leverage. By investing the proceeds received from selling securities short, the Fund is employing a form of leverage. Leverage may increase the Fund’s exposure to long equity positions and make any changes in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

ª	Short-Selling Gains. Gains from selling securities short are generally treated as short-term capital gains that are taxed at ordinary income tax rates when distributed to investors.

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Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the MSCI All Country World Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

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Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 2ndQ 2009 (22.01%), and the worst quarter was 3rdQ 2011 (–21.60%).

Average Annual Returns Through 12/31/12	1 Year	Inception (4/1/08)
Payden Global Equity Fund

Before Taxes	13.95%	–5.08%

After Taxes on Distributions	13.95%	–5.14%

After Taxes on Distributions and Sale of Fund Shares	9.07%	–4.27%
MSCI All Country World Index	16.13%	0.83%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. James Wong, Chartered Financial Analyst, is a Principal and portfolio manager. Mr. Wong has been with Payden since 1995.

PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares by contacting the Fund in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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